Transparent Value Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Proposed Fund Liquidation

Supplement Dated May 30, 2024 to the currently effective Transparent Value Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 31, 2024, as supplemented from time to time, for the Guggenheim RBP® Large-Cap Market Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

On May 24, 2024, the Board of Trustees of Transparent Value Trust (the “Board”) approved a proposal to close and liquidate the Fund pursuant to the terms of a Plan of Liquidation (the “Liquidation”).

The Liquidation is expected to occur on or about July 29, 2024, or any such other date deemed appropriate by an officer of Transparent Value Trust (the “Liquidation Date”).

Plan of Liquidation. Pursuant to the Plan of Liquidation, the Fund will liquidate its assets as of the close of business on the Liquidation Date.

During the period prior to the Liquidation Date, the Fund will engage in business and activities for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash and cash equivalent holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectus and SAI. This is likely to impact the performance of the Fund.

The dates set forth in this supplement may be changed without notice by the officers of Transparent Value Trust.

Please retain this supplement for future reference.

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